PRIMECAP ODYSSEY FUNDS

PRIMECAP ODYSSEY STOCK FUND
PRIMECAP ODYSSEY GROWTH FUND
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

Supplement dated July 1, 2026 to the
Prospectus and Statement of Additional Information dated February 28, 2026

Effective July 1, 2026, Quasar Distributors, LLC (“Quasar”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the Funds’ distributor. Any references to the “Distributor” refers to Quasar.

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Please retain this supplement for future reference.